Exhibit 10.3



                   AMENDMENT NO. 12 TO ORIGINAL LOAN AGREEMENT
                                       AND
                      AMENDMENT NO. 4 TO NEW LOAN AGREEMENT

     This Amendment No. 12 to the Original Loan Agreement (as defined herein) and Amendment No. 4 to the New Loan Agreement (as defined herein) is dated as of July 13, 2005 (the "AMENDMENT"), by and between Valence Technology, Inc., formerly known as Ultracell, Inc., a Delaware corporation ("BORROWER") and Berg & Berg Enterprises, LLC, a California limited liability company ("LENDER").

                                    RECITALS

     A. Borrower is indebted to Lender pursuant to that certain Loan Agreement, dated as of July 17, 1990, between Borrower and Baccarat Electronics, Inc. (the "ORIGINAL LENDER"), as amended by that certain Amendment No. 1, dated as of March 15, 1991, as amended by that certain Amendment No. 2, dated as of March 24, 1992, as amended by that certain Amendment No. 3, dated as of August 17, 1992, as amended by that certain Amendment No. 4, dated as of September 19, 1997, as amended by that certain Amendment No. 5, dated as of July 17, 1998, as amended by that certain Amendment No. 6, dated as of November 27, 2000, as amended by that certain Amendment No. 7, dated as of October 10, 2001, as amended by that certain Amendment No. 8, dated as of February 11, 2002, as amended by that certain Amendment No. 9, dated as of November 8, 2002, as amended by that certain Amendment No. 10, dated as of October 21, 2004, and as amended by that certain Amendment No. 11, dated as of July 1, 2005 (collectively the "ORIGINAL LOAN AGREEMENT").

     B. Borrower and Lender subsequently entered into that certain Loan Agreement, dated as of October 5, 2001, as amended by that certain Amendment No. 1, dated as of November 8, 2002, as amended by that certain Amendment No. 2, dated as of October 21, 2004, and as amended by that certain Amendment No. 3, dated as of July 1, 2005 (collectively the "NEW LOAN AGREEMENT").

     C. Pursuant to a Second Amended Promissory Note, dated November 27, 2000, as amended (the "ORIGINAL NOTE"), the loans made pursuant to the Original Loan Agreement are due and payable in full on September 30, 2006 and pursuant to a Promissory Note dated October 5, 2001 (the "NEW NOTE" and together with the Original Note, the "NOTES")) the loans made pursuant to the New Loan Agreement are due and payable in full on September 30, 2006

     D. Borrower and Lender now desire to amend the Original Loan Agreement, the New Loan Agreement and the Notes (the "LOANS") to (i) extend the maturity date from September 30, 2006 to September 30, 2008, and (ii) provide for Lender to have a 90 day option to convert the interest rate on the Loans to compound interest exercisable beginning on October 1, 2006.

     NOW THEREFORE, in consideration of the promises and mutual agreements contained herein, the parties agree as follows.

     1. MATURITY DATE. The maturity date of the Loans is extended from September 30, 2006 to September 30, 2008.

     2. INTEREST RATE. Lender is granted a 90 day option to convert the Loans from accruing interest at a simple rate to a compound rate, accruing interest on a quarterly basis, at the interest rate as specified in the Original Loan Agreement and the New Loan Agreement, respectively. The option may be exercised by Lender by providing written notice to Borrower any time from October 1, 2006 through December 31, 2006, and shall be effective as of the date of such written notice.

     3. WARRANTS. The expiration date of the warrant to purchase 1,402,743 shares of common stock of Borrower issued to Lender on January 4, 2002 is hereby extended from October 5, 2005 to September 30, 2008. Borrower at Lender's request, shall promptly, on receipt the existing warrant agreements, issue a new warrant of like denomination and tenor, with the amended expiration date.

     4.   WAIVER.

          (a) Lender, pursuant to Section 5.2 of the Original Loan Agreement and pursuant to Section 7.2 of the New Loan Agreement, hereby waives the provisions of Section 3.2.4 of the Original Loan Agreement and Section 5.4 of the New Loan Agreement as to the granting of a security interest by Borrower to SFT I, Inc., in the rate cap agreement obtained by Borrower, dated July 13, 2005 (the "CAP AGREEMENT"), in connection with that certain Loan and Security Agreement entered into between Borrower and SFT I, Inc., dated July 13, 2005.

          (b) Lender, pursuant to Section 11.2 of that certain Security Agreement, dated as of October 5, 2001, by and between Borrower and Lender, hereby waives its first prior security interest in the Cap Agreement, solely with regards to SFT I, Inc. Lender permits Borrower to take such further actions as are necessary to allow SFT I, Inc. to obtain a first priority security interest in the Cap Agreement.

     5. INTEGRATION. This Amendment, the Original Loan Agreement, the New Loan Agreement and all related agreements constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersede all prior and contemporaneous proposals, negotiations, agreements and understandings relating to the subject matter. No modifications, rescission, waiver, release or amendment of any provision of this Amendment shall be made, expect by a written agreement signed by Lender and Borrower. Except as set forth herein, all other terms and conditions of the Loans remain in full force and effect.

                            [Signature page follows]





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


     By signing below, Borrower and Lender understand and agree to the terms of this Amendment. This Amendment is executed as of the date first written above.



                       BORROWER:

                       VALENCE TECHNOLOGY, INC.


                       By:  /s/ Stephan B. Godevais
                            -------------------------------------------
                       Name:    Stephan B. Godevais
                       Title:   President and Chief Executive Officer


                       LENDER:

                       BERG & BERG ENTERPRISES, LLC


                       By:  /s/ Carl E. Berg
                            -------------------------------------------
                       Name:    Carl E. Berg
                                Tile:  Manager


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